SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by party other than the registrant  [_]

Check the appropriate box:
[X]      Preliminary proxy statement
[ ]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        AQUAGENIX, INC.
                        ---------------
                                (Name of Registrant as Specified in Its Charter)

                        AQUAGENIX, INC.
                        ---------------
                                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(45) and 0-11

(1) Title of each class of securities to which transaction applies:

                    Common Stock
                    ------------

(2) Aggregate number of securities to which transactions applies:

          4,853,817

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



(4) Proposed maximum aggregate value of transaction:



[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)Amount previously paid:



(2) Form, schedule or registration statement no.:



(3) Filing party:



(4) Date filed:

                                 AQUAGENIX, INC.
                              6500 N.W. 15th Avenue
                         Fort Lauderdale, Florida 33309
                                ----------------


February ____, 1998

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of the Stockholders of Aquagenix, Inc. to be held on Friday, March 20, 1998 at 5:00 p.m. at the offices of Atlas, Pearlman, Trop & Borkson, P.A., 200 E. Las Olas Boulevard, Suite 1900, Fort Lauderdale, FL 33301.

     We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                   Sincerely,

                                   /s/ Andrew P. Chesler
                                   Andrew P. Chesler
                                   President and Chief Executive Officer

                                 AQUAGENIX, INC.
                              6500 N.W. 15th Avenue
                         Fort Lauderdale, Florida 33309
                                ----------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          To be held on March 20, 1998

                                ----------------

To the Stockholders of AQUAGENIX, INC.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Aquagenix, Inc., a Delaware corporation (the "Company"), will be held at 5:00 p.m., local time, on Friday, March 20, 1998, at the offices of Atlas, Pearlman, Trop & Borkson, P.A., counsel to the Company, located at 200
E. Las Olas Boulevard, Suite 1900, Fort Lauderdale, Florida 33301, for the following purposes:

         (1)      To  amend  the  Company's   Certificate  of  Incorporation  to
                  increase the amount of authorized Common Stock and Preferred Stock of the Company;

         (2) To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding shares of Common Stock of the Company;

         (3) To amend the Company's 1994 Employee Stock Option Plan to increase to 2,000,000 shares the number of shares of Common Stock reserved for issuance thereunder and provide for a "cashless exercise" provision; and

         (4) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on January 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. All stockholders are cordially invited to attend the Special Meeting; however, only stockholders of record at the close of business on January 23, 1998 are entitled to vote at the Special Meeting or any adjournments thereof.

                                           By Order of the Board of Directors



                                           ANDREW P. CHESLER
                                           Chairman of the Board
Fort Lauderdale, Florida
February ____, 1998


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                         SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                                 AQUAGENIX, INC.
                                ----------------

                                 PROXY STATEMENT
                                ----------------

         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Aquagenix, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the Special Meeting of Stockholders of the Company to be held at 5:00 p.m., local time, on Friday, March 20, 1998, or at any adjournment(s) or postponement(s) thereof (the "Special Meeting"), pursuant to the foregoing Notice of Special Meeting of Stockholders. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is February ____, 1998.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Special Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Special Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Special Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Special Meeting, the Company's stockholders will consider and vote upon the following matters:

         (1)      To  amend  the  Company's   Certificate  of  Incorporation  to
                  increase the amount of authorized Common Stock and Preferred Stock of the Company;

         (2) To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding shares of Common Stock of the Company;

         (3) To amend the Company's 1994 Employee Stock Option Plan to increase to 2,000,000 shares the number of shares of Common Stock reserved for issuance thereunder and provide for a "cashless exercise" provision; and

         (4) Such other business as may properly come before the Special Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the Company to amend the Certificate of Incorporation to increase the amount of authorized Common Stock and Preferred Stock of the Company; (b) FOR approval of the possible issuance of in excess of

19.99% of the presently issued and outstanding shares of Common Stock of the Company; and (c) FOR the Company to amend the Company's 1994 Employee Stock Option Plan to increase to 2,000,000 shares the number of shares of Common Stock reserved for issuance thereunder and provide for a "cashless exercise" provision. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Special Meeting. In the event that any other matter should come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on January 23, 1998 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were 4,853,817, shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Special Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Special Meeting.

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote on the Record Date is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted toward a quorum. If a quorum is not present or represented at the Special Meeting, the stockholders present at the Special Meeting or represented by proxy have the power to adjourn the Special Meeting from time to time, without notice other than an announcement at the Special Meeting, until a quorum is present or represented. At any such adjournment Special Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Special Meeting.

         The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting is required for approval of Items 1, 2 and 3. Under applicable Delaware law, in determining whether the proposals have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposals.

         Prior to the Special Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         A list of stockholders entitled to vote at the Special Meeting will be available at the Company's offices, 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309, for a period of ten days prior to the Special Meeting and at the Special Meeting itself for examination by any stockholder.

                               SECURITY OWNERSHIP

         The following table sets forth, as of February 4, 1998, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group:



                                            Amount and Nature
Name and Address of                              of Beneficial
Beneficial Owner(1)                              Ownership(2)         Percentage of Outstanding Shares
-------------------                              ------------         --------------------------------

Directors

Andrew P. Chesler...........................       1,040,988(3)                  18.6%
Jeffrey T. Katz.............................         230,800(4)                   4.4%
Abraham S. Fischler.........................          32,500(5)                   0.6%
Allen H. Stern .............................          5,000 (6)                   0.1%

Other Executive Officers

John P. Hart................................         102,000(7)                   1.9%
Helen Chia..................................          25,000(8)                   0.5%
All directors and executive officers
   as a group (six persons).................   1,376,288(4)-(8)                  26.0%

Beneficial Stockholders (5%)

Nicolas Berggruen...........................         543,241(9)                  10.3%
The Equitable Life Assurance Society of
    the United States.......................        351,197(10)                   6.7%
Dabney Resnick Imperial, L.L.C..............        336,349(11)                   6.4%
-------------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is Aquagenix, Inc., 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.
(3) Includes (i) 70,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Employee Stock Option Plan.
(4) Represents (i) 183,800 shares of Common Stock and (ii) 47,000 shares issuable upon the exercise of Warrants of the Company.
(5)      Represents 32,500 shares of Common Stock.
(6) Represents 5,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan. Does not include 5,000 shares of Common Stock issuable upon the exercise of options granted under the same Plan, which options are presently not exercisable.
(7)      Represents 102,000 shares of Common Stock.
(8)      Represents  25,000 shares of Common Stock.
(9) Represents 132,500 shares of Common Stock held by Alpha Atlas Holdings, LDC, and 300,741 shares of Common Stock and 110,000 Warrants held by Alexander Enterprise Holdings Corp., companies which are beneficially owned by Mr. Berggruen.

(10) Represents warrants to purchase an aggregate of 351,197 shares of the Company's Common Stock pursuant to an Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of December 15, 1995 in relation to the funding of the acquisition of AmerAquatic, Inc. in October 1995.
(11) Represents warrants to purchase an aggregate of 336,349 shares of the Company's Common Stock pursuant to certain warrant agreements in relation to the provision of financial consulting services.


            PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
             TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY

             Summary

              The Board of Directors has voted to increase the authorized shares of Common Stock, par value $.01 per share from 10,000,000 to 25,000,000, and increase the authorized shares of Preferred Stock, par value $.01 per share from 1,000,000 to 2,000,000, subject to approval by the Stockholders of the Company. The Board of Directors determined that such Amendment is advisable and directed that the proposed Amendment be considered at a Special Meeting of Stockholders to be held on March 20, 1998. The full text of the proposed Amendment to the Certificate of Incorporation is set forth in Appendix A to this Proxy Statement.

             The Board of Directors believes that this increase is desirable for a number of reasons including, but not limited to, facilitating the ability of the Company to effect growth through future acquisitions, including the acquisition (the "Acquisition") of Lewis Tree Service, Inc. ("Lewis") (as described herein), and future financings, stock splits or dividends and for other corporate purposes.

             At January 23, 1998, the Company had outstanding approximately 4,853,817 shares of Common Stock and no shares of Preferred Stock. The Company intends, however, to issue (i) either shares of the Company's Common Stock or Preferred Stock in a public offering to finance the Acquisition of Lewis; and
(ii) additional securities of the Company in the future as part of its expansion program.

             The Company intends to use the proceeds of the public offering (i) to acquire Lewis pursuant to the terms and conditions of a Stock Purchase Agreement dated November 30, 1997 ("Agreement") (as described herein) in the aggregate amount of $25,000,000; (ii) to provide funds to continue its expansion program; and (iii) for working capital.

Description of Lewis Tree Service, Inc.

             On November 30, 1997, the Company entered into a Stock Purchase Agreement (the "Acquisition Agreement") with Thomas Terry, Jr. ("Terry") to acquire all of the issued and outstanding stock of Lewis Tree Service, Inc. ("Lewis"), a privately-owned business located in Rochester, New York (the "Acquisition"). The purchase price for the stock will be (a) (i) $25,000,000,
(ii) $6,945 times the number of days, if any, that elapse from March 31, 1998 to the closing date of the Acquisition, minus (iii) any cash bonus paid pursuant to certain employment agreements with the executives of Lewis; and (b) shares of Common Stock of the Company having a Fair Market Value (as defined in the Acquisition Agreement) equal to the Applicable Percentage (defined below) of Lewis's EBITDA for the 12 months ended October 31, 1998 minus (ii) any stock bonus paid pursuant to certain employment agreements with the executives of Lewis. The Applicable Percentage shall be as follows: (i) if EBITDA is at least $6,000,000, the Applicable Percentage shall be sixty (60%) percent, (ii) if EBITDA is at least $5,250,000 but less than $6,000,000, the Applicable Percentage shall be fifty (50%) percent, (iii) if EBITDA is at least $4,500,000 but less than $5,250,000, the Applicable Percentage shall be forty (40%) percent, and (iv) if EBITDA is less than $4,500,000, the Applicable Percentage shall be twenty-five (25%) percent.

             Under the terms of an Amended Escrow Agreement the Company has deposited Two Million Five Hundred Thousand ($2,500,000) Dollars (the "Escrow
Amount") with the Escrow Agent. If the Closing of the Acquisition has not occurred by May 15, 1998, the Escrow Agent shall pay the Escrow Amount to Terry and the Agreement will terminate, provided that certain conditions have been met including, but not limited to, the accuracy in all material respects of all representations and warranties made by Lewis in the Acquisition Agreement, in which event the Escrow Agent shall pay the Escrow Amount to the Company and the Agreement will terminate.

             The proposed Acquisition is subject, several conditions including, the Company's acquiring the required financing for the Acquisition. The proposed Acquisition is also subject to obtaining the necessary credit facilities to finance and/or repay the working capital requirements and the current debt obligations of Lewis. The closing (the "Closing") shall take place on or before May 15, 1998.

             Lewis, which was founded in New York in 1938 under the name Monroe Tree Surgeons, is in the business of providing utility and governmental entities tree trimming and vegetation management service in the Eastern United States.
Tree trimming and vegetation management services include line clearance and right-of-way clearing and maintenance which involves herbicide spraying and cutting or removal of trees, shrubs and other plant life. Lewis provides these services in the states of Florida, Connecticut, Massachusetts, New Hampshire, New Jersey, New York, Vermont, North Carolina, South Carolina, Virginia, Delaware, Maryland, Pennsylvania, West Virginia and Indiana. Lewis revenues for fiscal year 1997 was approximately $50,600,000 and net profits for the same period was approximately $1,100,000.

             The Company's Management believes that the business combination of the Company and Lewis should further expand the Company's operations throughout eastern United States. With the established customer base of Lewis and its reputation for quality service, combined with the Company's technology and infrastructure, this acquisition will expand the range of vegetation management services and enable the combined entity to provide integrated vegetation management solutions to the utility and governmental customers. Members of the experienced executive management team of Lewis will remain with the Company to ensure a seamless transition for its customers with the added benefits of expanded service and production capabilities. The Company anticipates that it will enter into employment agreements with the executive officers and key employees of Lewis and a consulting agreement with Thomas Terry, Jr., currently chairman, officer, director and sole shareholder of Lewis, to commence upon the Closing.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
             PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

             PROPOSAL TO APPROVE THE POSSIBLE ISSUANCE OF IN EXCESS
                OF 19.99% OF THE PRESENTLY ISSUED AND OUTSTANDING
                      SHARES OF COMMON STOCK OF THE COMPANY

General

While the Company has entered into an agreement in principal with an underwriting firm for a firm commitment offering of the Company's shares of Common Stock, it is possible that such public offering will not be consummated for a variety of reason and the Company will seek alternative means of financing for the acquisition if Lewis on a private offering basis of equity securities or securities convertible into equity securities. Pursuant to Rule 4460(i)(1)(D) of the Nasdaq Stock Market, Inc. ("Rule 4460(i)(1)(D)"), the Company is required to obtain Stockholder approval in connection with any transaction, other than a public offering, which involves the issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) at a price below market value which equals 20% or more of the Common Stock of the Company outstanding before the issuance of such securities. Inasmuch as the terms of any private offering are not determinable at this time, the exact number of shares of Common Stock or securities convertible into Common Stock cannot be currently determined, but could possibly exceed such 20% limitation at the time of issuance or conversion, as the case may be.

Accordingly, the Board has determined to obtain approval and confirmation of the possible issuance as described above in order to avoid a possible conflict with Rule 4460(i)(1)(D), which could possibly result in the removal of the Company's Common Stock from inclusion on the Nasdaq National Market. In the event the Company fails to obtain approval by the Stockholders of the issuance described above, the Company may be precluded from acquiring Lewis. The proceeds from the sale of any private offering of equity securities or securities convertible into equity securities will be used for the acquisition of Lewis and general working capital purposes.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
      POSSIBLE ISSUANCE OF IN EXCESS OF 19.99% OF THE PRESENTLY ISSUED AND
                OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY


           PROPOSAL TO AMEND THE COMPANY'S 1994 EMPLOYEE STOCK OPTION
       PLAN TO INCREASE TO 2,000,000 SHARES THE NUMBER OF SHARES OF COMMON
                   STOCK RESERVED FOR ISSUANCE THEREUNDER AND
                     PROVIDE A "CASHLESS EXERCISE" PROVISION

         The Company's Board of Directors has unanimously adopted, subject to the approval by the Company's stockholders, a resolution to amend the Company's 1994 Stock Option Plan (the "Employee Stock Option Plan") to increase to 2,000,000 shares the number of shares of Common Stock reserved for issuance thereunder and provide a "cashless exercise" provision. The Employee Stock Option Plan presently authorizes 1,000,000 shares for issuance upon exercise of stock options. The current text of the Employee Stock Option Plan, as modified pursuant to this amendment, is set forth in Appendix C to this Proxy Statement. The material features of the Employee Stock Option Plan are discussed below, but the description is subject to, and is qualified in its entirety by, the full text of the Employee Stock Option Plan, as amended set forth in Appendix B of this Proxy Statement.

         The inclusion of the cashless exercise provision to the Employee Stock Option Plan shall read in its entirety as follows:

         The purpose of the Employee Stock Option Plan is to provide additional incentives to attract and retain qualified and competent employees, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. In furtherance of this purpose, the Employee Stock Option Plan authorizes (a) the granting of incentive or non-statutory stock options to purchase Common Stock to employees of the Company satisfying the description above, (b) the provision of loans for the purpose of financing the exercise of options and the amount of taxes payable in connection therewith, and (c) the use of already owned Common Stock as payment of the exercise price for options granted under the Employee Stock Option Plan (such provisions being at times referred to herein as the "Stock Swap"). Assuming approval of the stockholders, the foregoing purpose will be further achieved by including in the Employee Stock Option Plan a cashless exercise provision.

         Approval of the foregoing described amendments to the Employee Stock Option Plan by the Company's stockholders is one of the conditions of Rule 16b-3, a rule promulgated by the Securities and Exchange Commission (the "SEC") that provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the acquisition of options, the use of the Stock Swap and certain transactions by officers and directors of the Company.

         The Employee Stock Option Plan provides that it shall be administered by a committee consisting of two or more directors designated by the Board of Directors, or in the absence of such a committee the full Board of Directors (in either case, the "Committee"). The Committee in its sole discretion, determines the persons to be awarded options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the Committee has full power and authority to construe and interpret the Employee Stock Option Plan, and the acts of the Committee are final, conclusive and binding upon all interested parties, including the Company, its stockholders, its officers and employees, recipients of grants under the Employee Stock Option Plan and all persons or entities claiming by or through such persons. The Board of Directors has established the Employee Stock Option Committee to administer the Employee Stock Option Plan. The Employee Stock Option Committee is currently comprised of Jeffrey T. Katz and Allen H. Stern.

         Options are intended to be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Committee, in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will receive options or the number of shares for which options will be granted to any such employee, except to the extent already granted or conditionally granted.

         Assuming approval of the proposed amendment, an aggregate of 2,000,000 shares of Common Stock (subject to adjustment as discussed below) will be reserved for sale upon exercise of options granted under the Employee Stock Option Plan. As of February 4, 1998, options to purchase 503,650 shares of Common Stock are issued and outstanding under the Employee Stock Option Plan. The shares acquired upon exercise of options granted under the Employee Stock Option Plan will be authorized and unissued shares of Common Stock. The Company's stockholders will not have any preemptive rights to purchase or subscribe for the shares reserved for issuance under the Employee Stock Option Plan. If any option granted under the Employee Stock Option Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that option will again be available for purposes of the Employee Stock Option Plan.

         The following table sets forth, as of February 4, 1998, certain information regarding options granted under the Employee Stock Option Plan to the persons and groups indicated. None of such options are currently exercisable except as indicated.

                                                                                                      Value of
                                                     Number of Shares         Exercise Price         Options at
        Name and Position                          Subject to Options            Per Share      February 4, 1998(1)
        -----------------                          ------------------         --------------    ------------------
Andrew P. Chesler                                    230,000(2)             $4.00-$5.00              $635,000
     Chairman of the Board, Chief
     Executive Officer and
     Treasurer

John P. Hart                                          -----                     -----                 -----
     Executive Vice President

Helen Chia                                            -----                     -----                 -----
     Chief Financial Officer and
     Secretary

All current executive officers                       230,000                 $4.00-$5.00              $635,000
     as a group (three persons)

All employees as a group                             503,650                 $3.88-$7.00            $1,425,262
------------------------

(1) The closing sale price of the Common Stock on February 4, 1998 was $7.50 per share as reported by NASDAQ. Value is calculated by multiplying (a) the difference between $7.50 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

(2) Includes 230,000 shares of Common Stock subject to Options presently exercisable.

Terms and Conditions

         All options granted under the Employee Stock Option Plan are, and shall be, evidenced by a written agreement between the Company and the grantee. Such agreements do or shall contain such terms and conditions, consistent with the Employee Stock Option Plan, relating to the grant, the time or times of exercise and other terms of the options as the Committee prescribes.

         Under the Employee Stock Option Plan, the option price per share for incentive stock options may not be less than the fair market value of the underlying shares on the date of grant. For purposes of the Employee Stock Option Plan and subject to the Committee's sole discretion to determine otherwise in a fair and uniform manner, the term "fair market value" means (i) the closing price of the Common Stock as reported on a national securities exchange or by the National Association of Securities Dealers Automated Quotation National Market System or (ii) the mean between the closing high bid and low quotation for the Common Stock on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ"), on the business day immediately preceding the date of grant. The exercise price of an option may be paid in cash, or at the sole discretion of the Committee, by delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by a combination of the foregoing. The Employee Stock Option Plan also authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must (i) provide for recourse to the optionee, (ii) bear interest at a rate no less than the prime rate of interest of the Company's principal lender, and (iii) be secured by the shares of Common Stock purchased. Cash payments will be used by the Company for general corporate purposes. Additionally, subject to Stockholder approval, the option price of any Shares purchased may be paid by surrendering at the principal office of the Company the Option and receive in exchange therefor the number of Shares equal to the product of the exercise price multiplied by a fraction, the numerator of which is the Market Price on the date the Option is exercised less the exercise price and the denominator of which is such Market Price. The Market Price shall be equal to the average closing price of the Common Shares for the five trading days preceding the written notice of exercise.

         No option granted under the Employee Stock Option Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by such optionee. The expiration date of an option will be determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant. An option may be exercised at any time or from time to time or only after a period of time or in installments, as the Committee determines. The Committee may in its sole discretion accelerate the date on which any option may be exercised.

         The unexercised portion of any option granted to an employee under the Employee Stock Option Plan shall automatically be terminated (a) three months after the date on which the optionee's employment is terminated for any reason other than (i) Cause (as defined in the Employee Stock Option Plan); (ii) mental or physical disability; or (iii) death; (b) immediately upon the termination of the optionee's employment for Cause; (c) one year after the date on which the optionee's employment is terminated by reason of mental or physical disabilities; or (d) one year after the date on which the optionee's employment is terminated by reason of the death of the employee; or one year after the date on which the optionee shall die if such death shall occur during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a holder of an option, the Employee Stock Option Plan provides for adjustment of the number of shares for which options may be granted, the number of shares subject to outstanding options and the exercise price of outstanding options in the event of any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares. Provisions governing the effect upon options of a merger, consolidation or other reorganization of the Company are also included in the Employee Stock Option Plan.

Amendments

         No option may be granted under the Employee Stock Option Plan after May 11, 2004. The Board of Directors may amend, suspend or terminate the Employee Stock Option Plan at any time, provided that such amendment may not adversely affect the rights of an optionee under an outstanding option without the affected optionee's written consent. In addition, the Board of Directors may not amend the Employee Stock Option Plan to (a) without first obtaining stockholder approval, increase the number of shares of Common Stock reserved for issuance or change the class of persons eligible to receive options, (b) permit the granting of options that expire beyond the maximum 10-year period, or (c) extend the termination date of the Employee Stock Option Plan.

            FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK OPTION PLAN

         The Stock Option Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         The following discussion is based on federal income tax laws and regulations in effect on February 4, 1998. It does not purport to be a complete description of the federal income tax consequences of the Stock Option Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

         Non-statutory Stock Options. An optionee granted a non-statutory stock option under the Stock Option Plan will generally recognize, at the date of exercise of such non-statutory stock option, ordinary income equal to the difference between the exercise price and the fair market value of the shares of Common Stock subject to the non-statutory stock option. This taxable ordinary income will be subject to federal income tax withholding. A federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies its withholding obligation with respect to such income.

         The federal income tax treatment is somewhat different for officers and directors of the Company ("Reporting Persons") as a result of the short-swing profit recovery provisions of Section 16(b) of the Exchange Act. If a Reporting Person exercises an option prior to the expiration of the holding period required by Rule 16b-3 (which holding period lasts for six months following the acquisition of the option), unless the Reporting Person makes an 83(b) Election, as described below, the Reporting Person will recognize ordinary income upon the expiration of the holding period or such earlier date on which the person ceases to be a Reporting Person. The amount of ordinary income will be equal to the difference between the exercise price of the option and the fair market value of the shares at the time that the income is recognized. A Reporting Person, however, is entitled to elect under Section 83(b) of the Code (the "83(b) Election"), within 30 days after exercising an option, to treat as ordinary income the excess of the fair market value of the shares covered by the option on the date of exercise over the exercise price and no further ordinary income will be recognized, irrespective of whether the fair market value of the shares has increased or decreased at the expiration of the applicable period under
Section 16(b). The Company's deduction is dependent upon when a Reporting Person recognizes ordinary income.

         If an optionee exercises a non-statutory stock option by delivering other shares, the optionee will not recognize gain or loss with respect to the exchange of such shares, even if the then fair market value of the shares is different from the optionee's tax basis. The optionee, however, will be taxed as described above with respect to the exercise of the non-statutory stock option as if he had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction. Provided a separate identifiable stock certificate is issued therefor, the optionee's tax basis in that number of shares received on such exercise which is equal to the number of shares surrendered on such exercise will be equal to his tax basis in the shares surrendered, and his holding period for such number of shares received will include his holding period for the shares surrendered. The optionee's tax basis and holding period for the additional shares received on exercise of a non-statutory stock option paid for, in whole or in part, with shares will be the same as if the optionee had exercised the non-statutory stock option solely for cash.

         Incentive Stock Options. Incentive stock options are "incentive stock options" as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. However, an employee who exercises an incentive stock option by delivering shares of Common Stock previously acquired pursuant to the exercise of an incentive stock option is treated as making a Disqualifying Disposition (defined below) of such shares if the employee delivers such shares before the expiration of the holding period applicable to such shares. The applicable holding period is the longer of two years from the date of grant or one year from the date of exercise. The effect of this provision is to prevent "pyramiding" the exercise of an incentive stock option (i.e., the exercise of the incentive stock option for one share and the use of that share to make successive exercises of the incentive stock option until it is completely exercised) without the imposition of current income tax.

         If, subsequent to the exercise of an incentive stock option (whether paid for in cash or in shares), the optionee holds the shares received upon exercise for a period that exceeds (a) two years from the date such incentive stock option was granted or, if later (b) one year from the date of exercise (the "Required Holding Period"), the difference (if any) between the amount realized from the sale of such shares and the tax basis to the holder will be taxed as long-term capital gain or loss.

         In general, if, after exercising an incentive stock option, an employee disposes of the shares so acquired before the end of the Required Holding Period (a "Disqualifying Disposition"), such optionee would be deemed in receipt of ordinary income in the year of the Disqualifying Disposition in an amount equal to the excess of the fair market value of the shares at the date the incentive stock option was exercised over the exercise price. If the Disqualifying Disposition is a sale or exchange which would permit a loss to be recognized under the Code (were a loss in fact to be sustained), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the optionee's ordinary income would be limited to the gain, (if any) from the sale. If the amount realized upon disposition exceeds the fair market value of the shares on the date of exercise, the excess would be treated as short-term or long-term capital gain, depending on whether the holding period for such shares exceeded one year.

         An income tax deduction is not allowed to the Company with respect to the grant or exercise of an incentive stock option or the disposition, after the Required Holding Period, of shares acquired upon exercise. In the event of a Disqualifying Disposition, a federal income tax deduction will be allowed to the Company in an amount equal to the ordinary income to be recognized by the optionee, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable, and the Company satisfies any applicable withholding obligation with respect to such income.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S 1994 EMPLOYEE STOCK OPTION PLAN
                 TO PROVIDE FOR A "CASHLESS EXERCISE" PROVISION.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein.

                                  OTHER MATTERS

         Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                  STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE
                 COMPANY'S NEXT SPECIAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at the Company's 1998 Special Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by March 30, 1998, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         The Company will provide, without charge upon oral and written request, to each person to whom this Proxy Statement is delivered, a copy of any or all of the documents incorporated by reference, other than exhibits to such document so specifically incorporated by reference above. Requests for such documents should be directed to the Company, 6500 NW 15th Avenue, Fort Lauderdale, FL 33309, Attention: Andrew Chesler. In addition, the Commission maintains a Web site on the Internet that contains reports, proxy and information statements and other information regarding issuers such as the Company who file electronically with the Commission. The address of the Site is http://www.sec.gov. Visitors to the site may access the documents incorporated by reference herein by searching the EDGAR data base on the site.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The following documents, which have been filed by the Company with the Commission, are incorporated herein by reference:

         1. The Company's Annual Report on Form 10-KSB for the year ended December 31, 1996;

         2. The Company's Quarterly Report on Form 10-QSB for the period ended September 30, 1997;

         3.       The Company's Report on Form 8-K filed December 12, 1997.

                                           By Order Of The Board of Directors

                                           /s/ Andrew P. Chesler
                                           ---------------------
Fort Lauderdale, Florida                   ANDREW P. CHESLER
February ____, 1998                        Chairman of the Board

       This Proxy Is Solicited By And On Behalf Of The Board of Directors

                                 AQUAGENIX, INC.

           Proxy -- Special Meeting of Stockholders -- March 20, 1998

         The undersigned, revoking all previous proxies, hereby appoint(s) Andrew P. Chesler as Proxy, with full power of substitution, to represent and to vote all Common Stock of Aquagenix, Inc. owned by the undersigned at the Special Meeting of Stockholders to be held in Fort Lauderdale, Florida on Friday, March 20, 1998, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Special Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

         1.       To  amend  the  Company's   Certificate  of  Incorporation  to
                  increase the amount of authorized Common Stock and Preferred Stock of the Company.

                  [ ]  FOR     [ ]  AGAINST    [ ]  ABSTAIN


         2. To approve the possible issuance of in excess of 19.99% of the presently issued and outstanding shares of Common Stock of the Company.

                  [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN


         3. To amend the Company's 1994 Employee Stock Option Plan to increase to 2,000,000 shares the number of shares of Common Stock reserved for issuance thereunder and provide for a "cashless exercise" provision.

                  [ ]  FOR     [ ]  AGAINST     [ ]  ABSTAIN


         The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

                                              Dated _________________ , 1998

-----------------------------                 ------------------------------
(Print Name)                                  (Signature)

-----------------------------                 ------------------------------
(Print Name)                                  (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 AQUAGENIX, INC.


         Pursuant to Section 242 of Title 8 of the General Corporation Law of the State of Delaware, the undersigned, President and Secretary of Aquagenix, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, do hereby certify:
         FIRST: The Corporation's Amended and Restated Certificate of Incorporation is hereby amended as follows:

         By deleting ARTICLE IV of the Amended and Restated Certificate of Incorporation in its entirety in its present form and substituting therefor a new ARTICLE IV in the following form:

                                   ARTICLE IV

         (1) The total number of shares of all classes of stock which the Corporation shall have authority to issue is 27,000,000 shares, of which:

                  (a) 25,000,000 shares shall be designated as Common Stock, having a par value of $.01 per share; and

                  (b) 2,000,000 shares shall be designated as Preferred Stock, having a par value of $.01 per share.

                  Upon the filing in the Office of the Secretary of State of the State of Delaware of the Amended and Restated Certificate of Incorporation of the Corporation on June 8, 1994 each three and twenty-eight one-hundredths (3.28) issued and outstanding shares of Common Stock of the Corporation were combined into one (1) validly issued, fully paid and nonassessable share of Common Stock. Each person at that time holding of record any issued and outstanding share of Common Stock received upon surrender thereof to the Corporation's authorized agency a stock certificate or certificates to evidence and represent the number of shares of post reverse stock split Common Stock to which he/she was entitled after the reverse split.

         (2) A statement of the designations and powers, preferences and rights, an the qualifications, limitations or restrictions thereof, of the shares of stock of each class, is as follows:

                  (a)  Except  as  otherwise  provided  by law  or by  paragraph
         (b)(ii) of this ARTICLE IV, the entire voting right shall be vested in the holders of the Common Stock.

                  (b) (i) The Board of Directors is expressly authorized at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited but not to exceed one vote per share, or without voting powers, and with such designations, preferences and relations, participating, optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Amended and Restated Certificate of Incorporation, or any amendment thereto, including, but without limiting the generality of the foregoing the following:

                                    (A) the designation of such series;

                                    (B) the dividend  rate of such  series,  the
                  conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, and whether such dividends shall be cumulative or noncumulative;

                                    (C) whether the shares of such series  shall
                  be subject to redemption by the Corporation, and if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                                    (D) the terms and amount of any sinking fund
                  provided for the purchase or redemption of the shares of such series;

                                    (E) whether or not the shares of such series
                  shall be convertible into or exchangeable for shares of any other class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

                                    (F) the extent, if any, to which the holders
                  of such series shall be entitled to vote as a class or otherwise with respect to the election of the directors or otherwise; provided, however, that in no event shall any holder of any series of Preferred Stock be entitled to more than one vote for each share of such Preferred Stock held by him;

                                    (G) the restrictions, if any, on the issue
                  or reissue of any additional shares or series of Preferred Stock; and

                                    (H) the rights of the  holders of the shares
                  of  such  series  upon  the   dissolution   of,  or  upon  the
                  distributions of assets of, the Corporation.

                           (ii) Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock, the holders of any such series shall not have any voting power whatsoever.

                  (c) No holder of any stock of the Corporation of any class now or hereafter authorized shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the corporation.

                  (d) Without action by the stockholders, the shares of any class of capital stock may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors, provided that such consideration shall be not less than par value in the case of any class of stock having par value. Any and all shares so issued, the full consideration for which has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payment thereon.

         SECOND: The amendment to the Amended and Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware (a) all of the members of the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability pursuant to a written consent in accordance with Section 141 of the General Corporation Law of the State of Delaware and (b) the holders of capital stock of the Corporation having not less than the minimum number of votes necessary to adopt such amendment, adopted the amendment at a meeting of stockholders on March 20, 1998 in accordance with the applicable provisions of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned do execute, file and record this Certificate of Amendment, and do certify that the facts stated herein are true.
Dated: _______________, 1998.

                                             AQUAGENIX, INC.


                                             By:____________________________
                                                Andrew P. Chesler, President

ATTEST:


------------------------------
Helen Chia, Secretary

                                   APPENDIX B

                                 AQUAGENIX, INC.
                           --------------------------

                                     AMENDED
                         1994 EMPLOYEE STOCK OPTION PLAN
                           --------------------------


          1. Purpose. The purpose of this Plan is to advance the interests of AQUAGENIX, INC., a Delaware corporation (the "Company"), by providing an additional incentive to attract and retain qualified and competent persons who are key employees of the Company, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

          2. Definitions. As used herein, the following terms shall have the meaning indicated:

                  (a)  "Board" shall mean the Board of Directors of the Company.

                  (b)  "Committee"   shall  mean  the  stock  option   committee
appointed by the Board pursuant to Section 13 hereof or, if not appointed, the Board.

                  (c) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

                  (d) "Director" shall mean a member of the Board.

                  (e) "Disinterested Person" shall mean a Director who is not, during the one year prior to his or her service as an administrator of this Plan, or during such service, granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates, except that:

                           (i)      participation in a formula plan meeting the
conditions in paragraph (c)(2)(ii) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person;

                           (ii)     participation in an ongoing securities
acquisition plan meeting the conditions in paragraph (d)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act shall not disqualify a Director from being a Disinterested Person; and

                           (iii)    an election to receive an annual retainer
fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a Director from being a Disinterested Person.

                  (f) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

                  (g) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (h) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (i) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (j) "Officer" shall mean the Company's president, principal financial officer, principal accounting officer and any other person who the Company identifies as an "executive officer" for purposes of reports or proxy materials filed by the Company pursuant to the Securities Exchange Act.

                  (k) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (m) "Plan" shall mean this Stock Option Plan for the Company.

                  (n) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


                  (o) "Share(s)" shall mean a share or shares of the Common
Stock.

          3. Shares and Options. The Company may grant to Optionees from time to time Options to purchase an aggregate of up to Two Million (2,000,000) Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within ten years from the effective date of this Plan.

         4. Dollar Limitation. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options only to the extent that the I aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Internal Revenue Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company), exceeds $100,000.

         5. Conditions for Grant of Options.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular employees of the Company, including employees who are also Directors or Officers. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                  (b) In granting Options, the Committee may take into consideration the contribution the person has made to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company.

                  (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Director or Officer unless the grant of such Options is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 13 of this Plan and all of whose members are Disinterested Persons.

         6. Option Price. The option price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such option is granted.

         7. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares, by a combination of the above or by "cashless exercise;" provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with an Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require. Additionally, unless further limited by the Committee in any Option, the option price of any Shares purchased may be paid by surrendering at the principal office of the Company the Option and receive in exchange therefor the number of Shares equal to the product of the exercise price multiplied by a fraction, the numerator of which is the Market Price on the date the Option is exercised less the exercise price and the denominator of which is such Market Price. The Market Price shall be equal to the average closing price of the Common Shares for the five trading days preceding the written notice of exercise. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. Exerciseability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such option, except as otherwise provided in this Section 8.

                  (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i)      if there occurs any transaction (which shall
include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that shareholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii)     if the shareholders of the Company shall
approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization,liquidation or dissolution is subsequently abandoned); or

                           (iii)    if the shareholders of the Company shall
approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

                  (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any option or previously acquired by the exercise of any Option or previously acquired by the exercise of any Option.

                  (d) Options granted to Officers and Directors shall not be exercisable until the expiration of a period of at least six months following the date of grant.

          9.      Termination of Option Period.

                  (a) Unless otherwise determined by the Committee in its sole discretion upon the grant of any Non-Statutory Stock Option, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i)      three months after the date on which the
Optionee's employment is terminated or, in the case of a Non-Statutory Stock Option, and unless the Committee shall otherwise determine in writing in its sole discretion, the date on which the Optionee's employment is terminated, in either case for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's wilful misconduct or gross negligence, (B) a mental or physical disability as determined by a medical doctor satisfactory to the Committee, or (C) death;

                           (ii)     immediately upon the termination of the
Optionee's employment for Cause;

                           (iii)    one year after the date on which the
Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

                           (iv)     (A)     twelve months after the date of
termination of the Optionee's  employment by reason of death of the employee, or
(B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

                  (b) The Committee in its sole discretion may by giving written notice ("cancellation notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or
(iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         10.      Adjustment of Shares.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i)      appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii)     appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof.

                  (c)  Except  as  otherwise   expressly  provided  herein,  the
issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. Transferability of Options. Each Option shall provide that such Option shall be transferable by the Optionee otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i)      a representation and warranty by the
Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii)     a representation, warranty and/or agreement
to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         13. Administration of the Plan.

                  (a) The Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Disinterested Persons to the extent required by Section 5(d) hereof. The Committee shall have all of the powers of the Board with respect to the Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

                  (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.

                  (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. Incentive Options for 10% Shareholders. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its subsidiary [as defined in Section 424 of the Internal

Revenue Code] at the date of grant) unless the option price of each Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         15.      Interpretation.

                  (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (b) This Plan shall be governed by the laws of the State of Delaware.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. Amendment and Discontinuation of the Plan. Either the Board or the Committee may from time to time amend the Plan or any Option; provided, however, that, except to the extent provided in Section 10, no such amendment may, without approval by the shareholders of the Company, (a) materially increase the benefits accruing to participants under the Plan, (b) materially increase the number of securities which may be issued under the Plan, or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further, that, except to the extent provided in Section 9,1 no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         17. Effective Date and Termination Date. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate on the 10th anniversary of the effective date.